Exhibit 99.01

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Quarterly Report on Form 10-Q of Georgia Power Company for the quarter ended June 30, 2002, I, David M. Ratcliffe, President and Chief Executive Officer, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1) such Quarterly Report on Form 10-Q of Georgia Power Company for the quarter ended June 30, 2002, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Quarterly Report on Form 10-Q of Georgia Power Company for the quarter ended June 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of Georgia Power Company.


                                       /s/David M. Ratcliffe
                                       David M. Ratcliffe
                                       President and Chief Executive Officer

Date:  August 12, 2002